SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K

                         CURRENT REPORT



                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                  Date of Report - March 6, 2001
                (Date of earliest event reported)


                  QUESTAR MARKET RESOURCES, INC.
        (Exact name of registrant as specified in charter)



     STATE OF UTAH            0-30321          87-0287750
(State or other juris-     (Commission      (I.R.S. Employer
diction of incorporation    File No.)      Identification No.)
  or organization)



P. O. Box 45601, 180 East 100 South, Salt Lake City, Utah
84145-0601
             (Address of principal executive offices)


Registrant's telephone number, including area code (801) 324-5555



                          Not Applicable
  (Former name or former address, if changed since last report.)

Item 7.   Financial Statements and Exhibits.

      (c)   Exhibits.

      Exhibit No.                  Exhibit

          4.01.   Indenture, dated as of March 1, 2001, between
                  Questar Market Resources, Inc. and Bank One, NA, as Trustee.

          4.02.   Form of 71/2% Notes due 2011.


                              SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     QUESTAR MARKET RESOURCES, INC.
                                            (Registrant)


March 12, 2001                       /s/G. L. Nordloh
    (Date)                              G. L. Nordloh
                                        President and Chief Executive
                                        Officer



                            EXHIBIT INDEX

        Exhibit
        Number          Exhibit

         4.01.          Indenture, dated as of March 1, 2001,
                        between Questar Market Resources, Inc. and
                        Bank One, NA, as Trustee.

         4.02.          Form of 71/2% Notes due 2011.